FundX Flexible Income Fund – INCMX

Supplement dated June 26, 2023 to the
Summary Prospectus
dated January 30, 2023

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with those documents. This supplement is being provided for information purposes only; no securities are being offered hereby.

The Board of Trustees of FundX Investment Trust (the “Trust”), at a board meeting held on May 17, 2023, approved converting the FundX Flexible Income Fund (the "Fund") into an exchange-traded fund (“ETF”) by the reorganization of the Fund into the corresponding ETF, as listed below. The ETF will be a newly created series of the Trust.

Fund		ETF
FundX Flexible Income Fund	→	FundX Flexible ETF

There will be no change to the Fund’s investment objective, investment strategies or portfolio management as a result of the reorganizations.

Further information with respect to the reorganization will be mailed before the consummation of the reorganization to holders of the Fund’s shares as of the record date.

Please retain this Supplement with your Summary Prospectus January 30, 2023 for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the Summary Prospectus.